                                    Page-22


                                                                    Exhibit 99.5


                            Gables Residential Trust

                 Pro Forma Consolidated Statements of Operations
         (Unaudited and amounts in thousands, except per share amounts)


The unaudited consolidated statements of operations are presented as if the Company acquired Wood Mill Apartments, Jefferson Forest Apartments, Jefferson at Vinings Apartments, and The Crescent Apartments as of the beginning of each period presented. In management's opinion, all adjustments necessary to present fairly the effects of the property acquisitions have been made.

The unaudited pro forma consolidated statements of operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the Company had acquired the properties as of the beginning of each period presented, nor do they purport to represent the results of operations for future periods.

                                    Page-23


GABLES RESIDENTIAL TRUST
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30,1997
(UNAUDITED AND AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                          Jefferson  Jefferson      The      Additional
                                                    Company    Wood Mill   Forest    at Vinings   Crescent   Pro Forma      Company
                                                   Historical  Apartments Apartments Apartments  Apartments  Adjustments   Pro Forma
                                                   ----------  ---------- ----------  ----------  ---------- -----------   ---------
                                                                  (A)         (A)      (A)           (A)
Rental revenues ................................... $94,293     $1,439    $2,155    $2,233       $2,328       $ --        $102,448
Other property revenues  ..........................   4,612         74       127        74           55                      4,942
                                                    -------    -------   -------   -------      -------      -------      --------
     Total property revenues ......................  98,905      1,513     2,282     2,307        2,383                    107,390
                                                    -------    -------   -------   -------      -------      -------      --------

Property management revenues ......................   2,299                                                      (72)(B)     2,227
Other .............................................   1,662                                                                  1,662
                                                    -------    -------   -------   -------      -------      -------      --------
     Total other revenues .........................   3,961                                                      (72)        3,889
                                                    -------    -------   -------   -------      -------      -------      --------

     Total revenues ............................... 102,866      1,513     2,282     2,307        2,383          (72)      111,279
                                                    -------    -------   -------   -------      -------      -------      --------

Property operating and maintenance (exclusive
     of items shown separately below) .............  34,707        541       968       723          985                     37,924
Depreciation and amortization .....................  17,285                                                    1,786(C)     19,071
Amortization of deferred financing costs ..........     722                                                                    722
Property management - owned .......................   2,469                                                                  2,469
Property management - third party .................   1,733                                                                  1,733
General and administrative ........................   2,495                                                                  2,495
Interest ..........................................  18,120                                                    4,143(D)     22,263
Credit enhancement fees ... .......................     385                                                                    385
                                                    -------    -------   -------   -------      -------      -------       -------
     Total expenses ...............................  77,916        541       968       723          985        5,929        87,062
                                                    -------    -------   -------   -------      -------      -------       -------

Income before equity in income of joint
      ventures and interest income ................  24,950        972     1,314     1,584        1,398       (6,001)       24,217
Equity in income of joint ventures ................     251                                                                    251
Interest income  ..................................     279                                                                    279
                                                    -------    -------   -------   -------      -------      -------       -------
Income before gain on sale of real
      estate assets ...............................  25,480        972     1,314     1,584        1,398       (6,001)       24,747

Gain on sale of real estate assets ................   5,349                                                                  5,349
                                                    -------    -------   -------   -------      -------      -------       -------
Income before minority interest and extraordinary
     loss .........................................  30,829        972     1,314     1,584        1,398       (6,001)       30,096
Minority interest of unitholders in Operating
     Partnership...................................  (4,478)                                                     113(E)     (4,365)
                                                    -------    -------   -------   -------      -------      -------       -------
Income before extraordinary loss, net .............  26,351        972     1,314     1,584        1,398       (5,888)       25,731

Extraordinary loss, net of minority interest ......    (602)                                                                  (602)
                                                    -------    -------   -------   -------      -------      -------       -------

Net income ........................................  25,749        972     1,314     1,584        1,398       (5,888)       25,129

Dividends to preferred shareholders ...............  (1,775)                                                                (1,775)
                                                    -------    -------   -------   -------      -------      -------       -------

Net income available to common shareholders ....... $23,974       $972    $1,314    $1,584       $1,398      ($5,888)      $23,354
                                                    =======    =======   =======   =======      =======      =======       =======

Weighted average number of common shares
     outstanding ..................................  19,438                                                                 19,438
                                                    =======                                                                =======

Per Common Share Information:
Income before extraordinary loss, net .............   $1.26                                                                  $1.23
                                                    =======                                                                =======
Net income ........................................   $1.23                                                                  $1.20
                                                    =======                                                                =======


The accompanying notes are an integral part of this statement.


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                                 Page-24

                            GABLES RESIDENTIAL TRUST
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
         (UNAUDITED AND AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                              Jefferson  Jefferson     The      Additional
                                                      Company     Wood Mill     Forest   at Vinings  Crescent   Pro Forma   Company
                                                     Historical   Apartments  Apartments Apartments Apartments Adjustments Pro Forma
                                                     ----------   ----------  ---------- ---------- ---------- ----------- ---------
                                                                     (A)         (A)         (A)       (A)
Rental revenues  ................................... $104,543     $3,711       $2,560       $588      $2,272      $    --  $113,674
Other property revenues  ...........................    4,928        126          152         22          76                  5,304
                                                     --------    -------       ------    -------      ------      -------  --------
     Total property revenues .......................  109,471      3,837        2,712        610       2,348                118,978
                                                     --------    -------       ------    -------      ------      -------  --------

Property management revenues .......................    3,871                                                       (153)(B)  3,718
Non-recurring Olympic revenues, net ................      900                                                                   900
Other ..............................................    1,939                                                                 1,939
                                                     --------    -------       ------    -------      ------      -------  --------
     Total other revenues ..........................    6,710                                                       (153)     6,557
                                                     --------    -------       ------    -------      ------      -------  --------

     Total revenues ................................  116,181      3,837        2,712        610       2,348        (153)   125,535
                                                     --------    -------       ------    -------      ------      -------  --------


Property operating and maintenance (exclusive
     of items shown separately below) ...............  38,693      1,158        1,394        324       1,277                 42,846
Depreciation and amortization .......................  18,892                                                      2,184(C)  21,076
Amortization of deferred financing costs ............   1,348                                                                 1,348
Property management - owned .........................   2,824                                                                 2,824
Property management - third party ...................   2,793                                                                 2,793
General and administrative ..........................   3,045                                                                 3,045
Interest ............................................  21,112                                                      5,107(D)  26,219
Credit enhancement fees ... .........................     576                                                                   576
                                                      -------    -------       ------    -------      ------      ------    -------
     Total expenses .................................  89,283      1,158        1,394        324       1,277       7,291    100,727
                                                      -------    -------       ------    -------      ------      ------    -------


Income before equity in income of joint ventures
     and interest income ............................  26,898      2,679        1,318        286       1,071      (7,444)    24,808
Equity in income of joint ventures ..................     280                                                                   280
Interest income  ....................................     363                                                                   363
                                                      -------    -------       ------    -------      ------      ------    -------

Income before minority interest and extraordinary
     loss, net.......................................  27,541      2,679        1,318        286       1,071      (7,444)    25,451
Minority interest of unitholders in Operating
     Partnership ....................................  (4,640)                                                       352 (E) (4,288)
                                                      -------    -------       ------    -------      ------      ------    -------

Income before extraordinary loss, net ...............  22,901      2,679        1,318        286       1,071      (7,092)    21,163

Extraordinary loss, net of minority interest ........    (520)                                                                 (520)
                                                      -------    -------       ------    -------      ------      ------    -------

Net income .......................................... $22,381     $2,679       $1,318      $ 286      $1,071     $(7,092)   $20,643
                                                      =======    =======       ======    =======      ======      ======    =======

Weighted average number of shares outstanding .......  16,788                                                                16,788
                                                      =======                                                               =======

Per Share Information:
Income before extraordinary loss, net ...............   $1.36                                                                 $1.26
                                                      =======                                                               =======
Net income ..........................................   $1.33                                                                 $1.23
                                                      =======                                                               =======

The accompanying notes are an integral part of this statement.

                                    Page-25


                            Gables Residential Trust

Notes  and  Assumptions  to  Unaudited  Pro  Forma  Consolidated  Statements  of
                Operations (Unaudited and Dollars in Thousands)




(A) Reflects rental revenues, other property revenues and property operating and maintenance expenses (exclusive of depreciation expense) for Wood Mill Apartments acquired on May 28, 1997, Jefferson Forest Apartments acquired on September 4, 1997, Jefferson at Vinings Apartments acquired on September 26, 1997 and The Crescent Apartments acquired on September 30, 1997 (collectively, the "Properties"). In September, 1995, the construction of Jefferson Forest Apartments was completed and in September, 1996, it reached a stabilized occupancy level of 91%. In January, 1997, the construction of the Jefferson at Vinings Apartments was completed and in July, 1997, it reached a stabilized occupancy level of 93%. In February, 1996, the construction of The Crescent Apartments was completed and in April, 1997, it reached a stabilized occupancy level of 93%.

(B) Reflects management fees earned by the Company for its management of Wood Mill Apartments for the owner of the property through the May 28, 1997 acquisition date.

(C) Reflects depreciation expense for the Properties during the periods presented.

(D) Reflects interest expense associated with borrowings under the Company's $175 million unsecured revolving credit facility which were utilized to acquire the Properties. The Company's borrowings currently bear interest at LIBOR plus 0.80%. If interest rates under the credit facility fluctuated 0.125%, interest costs on the pro forma credit facility indebtedness would increase or decrease by approximately $127 on an annualized basis.

(E)  Reflects  the  portion  of all  of  the  preceding  pro  forma  adjustments
     attributable  to  the  minority  interest   unitholders  in  the  Operating
     Partnership.

                                    Page-26

                            Gables Residential Trust


                      Pro Forma Consolidated Balance Sheet
                            As of September 30, 1997

A pro forma consolidated balance sheet is not presented in this report as the closings of the acquisitions of Wood Mill Apartments, Jefferson Forest Apartments, Jefferson at Vinings Apartments and The Crescent Apartments all occurred on or prior to September 30, 1997 and, accordingly, were reflected in the September 30, 1997 balance sheet included in Gables Residential Trust's quarterly report on Form 10-Q.